Exhibit 10.1

                          NEXITY FINANCIAL CORPORATION
                        INCENTIVE STOCK COMPENSATION PLAN

                                    ARTICLE I
                  PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1   Purpose

      The purpose of the Plan is to promote the long-term success of the Company by providing financial incentives to employees and directors who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment with the Company, to serve as directors of the Company, and to encourage such persons to acquire a proprietary interest in the Company, and thereby to render superior performance for the Company.

1.2   Definitions

      Unless the context clearly indicates otherwise, for purposes of this Plan the following terms have the respective meanings set forth below:

      (a) "Board of Directors" means the Board of Directors of Nexity Financial Corporation

      (b)   "Code" means the Internal Revenue Code of 1986, as amended.

      (c) "Committee" means the Compensation Committee of the Board of Directors (or any successor committee thereto), which committee shall be composed of not less than two members of the Board of Directors.

      (d) "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 4.1 hereof.

      (e) "Company" means Nexity Financial Corporation and its majority owned subsidiaries including subsidiaries which become such after the date of adoption of this Plan.

      (f) "Fair Market Value" of a share of Common Stock on any particular date means the average between the bid and ask prices quoted on such date by the National Daily Quotation Service, or on the National Association of Securities Dealers Automated Quotation ("NASDAQ")
            System or a registered securities exchange, if listed thereon. In the event that both bid and ask prices are not so quoted, then the Fair Market Value shall be the bid price determined by the National Association of Securities Dealers, Inc. ("NASD") local quotations committee as most recently published in a daily newspaper of general circulation in Jefferson County, Alabama. In the event that no such bid price is published, then Fair Market Value shall be the fair market value as determined by the Board of Directors.

      (g) "Grant Date," as used with respect to a particular Option or Restricted Stock Award means the date as of which such Option, right or award is granted by the Committee pursuant to the Plan.

      (h) "Grantee" means the person to whom an Option or Restricted Stock Award is granted by the Committee pursuant to the Plan.

      (i) "Incentive Stock Option" means an Option that qualifies as an incentive stock option as described in Section 422(b) of the Code.

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      (j)   "Option"  means an  option  granted  by the  Committee  pursuant  to
            Article II to purchase shares of Common Stock, which shall be designated at the time of grant as either an Incentive Stock Option or a Supplemental Stock Option, as provided in Section 2.1 hereof.

      (k) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan.

      (l) "Option Period" means the period fixed by the Committee during which an Option may be exercised, provided that no Incentive Stock Option shall, under any circumstances, be exercisable more than ten years after the Grant Date.

      (m) "Plan" means the Nexity Financial Corporation Incentive Stock Compensation Plan as set forth herein and as amended from time to time.

      (n) "Restricted Stock Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted a Restricted Stock Award pursuant to the Plan.

      (o) "Restricted Stock Award" means an award of Common Stock which is granted by the Committee pursuant to Article III and which is restricted against sale or other transfer in a manner and for a specified period of time determined by the Committee.

      (p) "Restriction Period" means, with respect to any Restricted Stock Award granted hereunder, the period beginning on the Grant Date and ending at such time as the Committee, in its sole discretion, shall determine and during which the shares of Restricted Stock are subject to forfeiture, provided that after the period is determined by the Committee, it may, in its sole discretion, lengthen the period by as much as one calendar month or shorten it to any extent.

      (q) "Retirement," as applied to a Grantee, means the Grantee's termination of employment in a manner which qualifies the Grantee to receive immediately payable retirement benefits under any retirement plan hereafter adopted by the Company, or which in the absence of any such retirement plan is determined by the Committee to constitute retirement.

      (r) "Supplemental Stock Option" means any Option granted under this Plan, other than an Incentive Stock Option.

      (s) "Total and Permanent Disability," as applied to a Grantee, means that the Grantee (1) has established to the satisfaction of the Committee that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (2) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

1.3   Shares Available Under the Plan

      (a) The number of shares of Common Stock with respect to which Options and Restricted Stock Awards may be granted shall be 7,500,000 shares of Common Stock, subject to Section 3.1 and subject to adjustment in accordance with the remaining provisions of this Section 1.3 and the provisions of Section 4.1.

      (b) In the event that any Option expires or otherwise terminates prior to being fully exercised, or any Restricted Stock Award is forfeited, the Committee may, without decreasing the number of shares authorized above in this Section 1.3, grant new Options and Restricted Stock Awards hereunder to any eligible Grantee for the shares with respect to which the expired or terminated Option was not


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

            exercised or which were forfeited when the terms and conditions of the Restricted Stock Award were not satisfied.

      (c) Any shares of Common Stock to be delivered by the Company upon the grant of Restricted Stock Awards or the exercise of Options may, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or be transferred from any available treasury stock.

1.4   Administration of the Plan

      (a) Except as provided in Section 1.4(c), the Plan shall be administered by the Committee which shall have the authority:

            (1) To determine those persons to whom, and the times at which, Options and/or Restricted Stock Awards shall be granted and the number of shares of Common Stock to be subject to each such Option and/or award, taking into consideration the nature of the services rendered by the particular employee, the employee's potential contribution to the long term success of the Company and such other factors as the Committee in its discretion shall deem relevant;

            (2) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

            (3) To prescribe the terms and conditions of the Option Agreements for the grant of Options (which need not be identical) in accordance and consistent with the requirements of the Plan including the provision in Section 1.2(1) allowing adjustments to the duration of the Option Period after the Option Agreement has been entered into;

            (4) To prescribe the terms and conditions of the Restricted Stock Agreements (which need not be identical) in accordance and consistent with the requirements of the Plan including the provision in Section 1.2(1) allowing adjustments to the duration of the Restriction Period after the Restricted Stock Agreement has been entered into; and

            (5) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

      (b) All decisions and determinations of the Committee in the administration of the Plan and in response to questions or in connection with other matters concerning the Plan or any Option or Restricted Stock Award shall (whether or not so stated in the particular instance in the Plan) be final, conclusive and binding on all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interest in any Options or Restricted Stock Awards which may be granted under the Plan.

      (c) In all cases in this Plan in which the Committee is authorized or directed to take action, such action may be taken by the Board of Directors as a whole. It is the intention of this Plan that the Committee may be appointed by the Board of Directors for convenience and efficiency of administration.

1.5   Eligibility for Awards

      The Committee shall designate from time to time the employees and directors of the Company who are to be granted Options and/or Restricted Stock Awards. All salaried employees and directors of the Company are eligible to participate.


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

1.6   Effective Date of Plan

      Subject to the receipt of all required regulatory approvals, the Plan shall become effective upon its adoption by the Board of Directors, provided that any grant of Options or Restricted Stock Awards under the Plan prior to approval of the Plan by the shareholders of the Company is subject to such shareholder approval within twelve months of adoption of the Plan by the Board of Directors.

                                   ARTICLE II
                                  STOCK OPTIONS

2.1   Grant of Options

      (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to employees or directors under appropriate Option Agreements to purchase shares of Common Stock.

      (b) The Committee may designate any Option which satisfies the requirements of Section 2.3 hereof as an Incentive Stock Option and may designate any Option granted hereunder as a Supplemental Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option (so long as that portion satisfies the requirements of Section 2.3 hereof) and the remaining portion as a Supplemental Stock Option. Any portion of an Option that is not designated as an Incentive Stock Option shall be a Supplemental Stock Option. A Supplemental Stock Option must satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3.

2.2   Option Requirements

      (a) An Option shall be evidenced by an Option Agreement specifying the number of shares of Common Stock that may be purchased upon its exercise and containing such terms and conditions not inconsistent with the Plan and based on such factors as the Committee shall determine, in its sole discretion, to be applicable to that particular Option.

      (b) An Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and stated in the Option Agreement; provided, however, that an Option shall become immediately exercisable upon the death of an employee or upon employment with the Company ceasing because of Total and Permanent Disability or upon the application of any change in control provisions which may be contained in the Option Agreement. If the Committee provides that any Option is exercisable only in installments or provides other vesting requirements, the Committee may waive such provisions at any time, in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

      (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter; provided, however, that an Option may be exercised immediately upon the death of the Grantee and for a period of up to 365 days after the death of the Grantee despite the expiration during that time of the Option Period, except that an Incentive Stock Option can never be exercised more than 10 years after its Grant Date.

      (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.


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

      (e) The option price per share of Common Stock shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

      (f) An Option shall not be transferable other than by will or the laws of descent and distribution and, during the Grantee's lifetime, an Option shall be exercisable only by the Grantee, or if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative.

      (g) An Option, to the extent that it has not previously been exercised, shall terminate upon the earliest to occur of (1) the expiration of the applicable Option Period as set forth in the Option Agreement granting such Option, (2) the expiration of 90 days after the Grantee's Retirement, (3) the expiration of one year after the Grantee ceases to be an employee or director of the Company due to Total and Permanent Disability, (4) subject to the application of the provisions of subsection (c) above the expiration of one year after the Grantee ceases to be an employee or director of the Company due to the death of the Grantee, or (5) thirty days after the date on which a Grantee ceases to be an employee or director of the Company for any reason other than Retirement, Total and Permanent Disability or death, unless the Option Agreement provides for earlier termination.

      (h) A person electing to exercise an Option shall give written notice of such election to the Company, in such form as the Committee may require, accompanied by payment in cash or in such other manner as may be approved by the Committee, of the full purchase price of the shares of Common Stock for which the election is made. As determined by the Committee, in its sole discretion, whether before or after the Grant Date, payment in full or in part may be made in the form of unrestricted Common Stock already owned by the Grantee or in the form of Restricted Stock which is the subject of a Restricted Stock Award under the Plan or in the form of a withholding of sufficient shares of Common Stock otherwise issuable upon the exercise of the Option to constitute payment of the purchase price based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised; provided that an election to make such payment in Common Stock or Restricted Stock or to have shares so withheld, in addition to being subject to the approval of the Committee, shall be irrevocable. If payment of the purchase price is made in whole or in part in the form of Restricted Stock, a replacement certificate for the number of shares of Restricted Stock used to make the purchase shall be issued from the shares of Common Stock to be issued as a result of the exercise of the Option and the shares represented by the replacement certificate shall be restricted in accordance with the original terms of the Restricted Stock Agreement.

            Further, upon written request and authorization of the Grantee and to the extent permitted by applicable law, the Committee may allow arrangements whereby an Option may be exercised and the exercise price (together with any tax withholding obligations of the Grantee) paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Board of Governors of the Federal Reserve System (or successor regulations or statutes). In no event, however, may such transaction or arrangement take place if a violation by the Grantee of the provisions of Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), if applicable, would result therefrom.

2.3   Incentive Stock Option Requirements

      (a) An Option designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code and shall satisfy, in addition to the conditions of Section 2.2 above, the conditions set forth in this Section 2.3.


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

      (b) An Incentive Stock Option shall not be granted to an individual who, on the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the Committee provides in the Option Agreement with any such individual that the option price per share of Common Stock will not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date and that the Option Period will not extend beyond five years from the Grant Date.

      (c) The aggregate Fair Market Value, determined on the Grant Date, of the shares of Common Stock as to which Incentive Stock Options are exercisable for the first time by any Grantee with respect to the Plan and incentive stock options (within the meaning of Section 422(b) of the Code) under any other plan of the Company or any parent or subsidiary thereof, in any calendar year shall not exceed $100,000.00. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000 (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board of Directors shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                                   ARTICLE III
                             RESTRICTED STOCK AWARDS

3.1   Grant of Awards

            The Committee may, from time to time, subject to the provisions of the Plan, grant Restricted Stock Awards to key employees under appropriate Restricted Stock Agreements. The total number of shares of Common Stock which may be issued as Restricted Stock Awards under the plan may not exceed 500,000 shares.

3.2   Award Requirements

      (a) An award shall be evidenced by a Restricted Stock Agreement specifying the number of shares of Common Stock that are awarded and containing such terms and conditions not inconsistent with the Plan as the Committee shall determine to be applicable to that particular award, which agreement shall contain in substance at least the following terms and conditions:

            (1) Shares awarded pursuant to Restricted Stock Awards shall be subject to such conditions, terms and restrictions (including, for example, continuation of employment in the same or in a higher level position) and for such Restriction Period or Periods (including the lapse of restrictions in installments) as may be determined by the Committee.


            (2) Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided for use in paying the purchase price required to exercise Options under Section 2.2(h) or otherwise, during the Restriction Period applicable to such shares; provided, that the Grantee awarded Restricted Stock shall have the right to execute a proxy to vote the Restricted Stock. Notwithstanding the foregoing, and except as otherwise provided in the Plan, a Grantee awarded Restricted Stock shall have all the other rights of a stockholder, including the right to receive dividends and the right to vote such shares.


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            (3)   Each certificate  issued in respect of Common Stock awarded to a Grantee shall be deposited with the Company, or its designee, or in the Committee's discretion delivered to the Grantee, and shall bear an appropriate legend noting the existence of restrictions upon the transfer of such Common Stock.

            (4) The Restricted Stock Agreement shall specify the terms and conditions upon which any restrictions upon shares awarded under the Plan shall lapse, as determined by the Committee (including, for example, employment in the same or a higher level position at the end of the Restriction Period or occurrence of a change in control, as defined by the Committee from time to time, during the Restriction Period). Upon lapse of such restrictions, certificates representing shares of Common Stock free of any restrictive legend, other than as may be required under Article IV hereof, shall be issued and delivered to the Grantee or his legal representative.

      (b) If a Grantee's employment terminates during a Restriction Period as a result of death of the Grantee, all restrictions upon shares awarded under the Plan shall lapse and the certificates representing shares awarded as a Restricted Stock Award, free of any restrictive legend other than as may be required under Article IV hereof, shall be issued and delivered to the Grantee's legal representative. If a Grantee's employment terminates during a Restriction Period as a result of Retirement or Total and Permanent Disability the Committee shall in its sole discretion determine the extent to which restrictions shall be deemed to have lapsed, which may include the determination that all restrictions shall have lapsed, but in no event shall the Committee determine that the restrictions have lapsed to a lesser extent than is determined by multiplying the amount of the Restricted Stock Award by a fraction, the numerator of which is the full number of calendar months such Grantee was employed during the Restriction Period and the denominator of which is the total number of full calendar months in the Restriction Period. If a Grantee's employment terminates for any reason other than as described in the preceding two sentences, the Grantee shall be deemed not to have satisfied the restrictions associated with the Restricted Stock Award unless the Committee determines otherwise in its sole discretion (in which event the extent to which restrictions will be deemed to have lapsed shall not exceed the amount determined pursuant to the formula set forth in the preceding sentence).

                                   ARTICLE IV
                               GENERAL PROVISIONS

4.1   Adjustment Provisions

      (a)   In the event of (1) any dividend  payable in shares of Common Stock;
            (2) any recapitalization, reclassification, split-up or consolidation of, or other change in, the Common Stock; or (3) an exchange of the outstanding shares of Common Stock, in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation (whether issued to the Company or to its shareholders); the number of shares of Common Stock available under the Plan pursuant to Section 1.3 shall be adjusted to appropriately reflect the occurrence of the event specified in clauses (1), (2) or (3) above and the Committee shall, in such manner as it shall determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and Restricted Stock Awards and/or the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interest in any Options or Restricted Stock Awards which may be granted under the Plan.


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

      (b) Except as provided in paragraph (a) immediately above, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options or Restricted Stock Awards.

4.2   Additional Conditions

      (a) Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

      (b) If prior to the time a Grantee has exercised all Options, the Committee or the Corporate Secretary of the Company receives from the Company notice of suspected dishonesty of the Grantee, or of suspected conduct by the Grantee which causes or reasonably may be expected to cause substantial damage to the Company or one or more of its subsidiaries, each Option, to the extent not previously exercised, shall terminate immediately and neither the Grantee nor any one claiming under him shall have any rights thereto.


4.3   No Rights as Shareholder or to Employment

      No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of Common Stock which are subject to any Option until such shares have been issued and delivered to the Grantee or any such person pursuant to the exercise of such Option. Furthermore, the Plan shall not confer upon any Grantee any rights of employment with the Company, including without limitation any right to continue in the employ of the Company, or affect the right of the Company to terminate the employment of a Grantee at any time, with or without cause.

4.4   General Restrictions

      Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company are required by any applicable law, ruling or regulation. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

4.5   Rights Unaffected

      The existence of the Options and Restricted Stock Awards shall not affect: the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issue of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or


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

      sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

      (a) As a condition of grant, exercise or lapse of restrictions on any Option or Restricted Stock Award, the Company may, in its sole discretion, withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld (including, without limitation, any required FICA or AMT payments), in connection with the grant of or lapse of restrictions on a Restricted Stock Award or the grant of or any exercise of an Option. Whenever payment or withholding of such taxes is required, the Grantee may satisfy the obligation, in whole or in part, by electing to deliver to the Company shares of Common Stock already owned by the Grantee or electing to have the Company withhold shares of Common Stock which would otherwise be delivered to the Grantee, in each case having a value equal to the amount required to be withheld, and provided that such shares may be surrendered only at the minimum statutory rate. For these purposes, the value of the shares to be withheld is the Fair Market Value on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

      (b) An election by a Grantee to deliver shares of Common Stock already owned by the Grantee or to have shares withheld for purposes of subsection (a) of this section (an "Election") must meet the following requirements in order to be effective:

            (1)   the Election must be made prior to the Tax Date;

            (2)   the Election is irrevocable; and

            (3) the Election may be disapproved by the Committee in its sole discretion.

4.6   Choice of Law

      The validity, interpretation and administration of the Plan, the Option Agreement, the Restricted Stock Agreement and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama, except as the Delaware General Corporation Law may apply to corporate law requirements imposed on the Plan.

      Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the Laws of the State of Alabama, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.
      4.7 Amendment, Suspension and Termination or Plan

      (a) The Plan may be terminated, suspended or amended, from time to time, by the Board of Directors in such respects as it shall deem advisable; provided, however, that (i) any such amendment that would require shareholder approval in order to ensure compliance with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule thereto, or any other applicable rules or regulations, shall be subject to approval by the shareholders of the Company and (ii) any amendment that would change the maximum aggregate number of shares for which Options and Restricted Stock Awards may be granted under the Plan (except as required under any adjustments pursuant to Sections 1.3 and 4.1 hereof) shall be subject to approval of the shareholders of the Company.

      (b) Notwithstanding any other provision herein contained, no Incentive Stock Options shall be granted on or after the tenth anniversary of the approval of the Plan by the Board of Directors and the Plan


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

            shall  terminate  and  all  Options  and  Restricted   Stock  Awards
            previously granted shall terminate, in the event and on the date of liquidation or dissolution of the Company.

      (c) Whether before or after termination of the Plan, the Board of Directors has full authority in accordance with Section 4.7(a) to amend the Plan, effective for Options and Restricted Stock Awards which remain outstanding under the Plan.

4.8   Loans

      The Company may at any time, consistent with applicable regulations, including Regulation 0 of the Federal Reserve Board and any Company policy restricting or prohibiting loans to executive officers, lend to a Grantee any funds required in connection with any aspect of the Plan, including without limitation the exercise price and any taxes that must be paid or withheld.

4.9   Regulatory Capital Requirements

      All Options granted under this Plan are subject to the requirement that, notwithstanding any other provision of the Plan or the Option Agreement, the Company's primary bank regulator shall at any time have the right to require the Grantee to exercise the Option or to forfeit the Option if not exercised if the Company's capital falls below minimum capital required as determined by the Company's primary bank regulator.

4.10  Disclosures

      A copy of this Plan shall be given to any Grantee. Any security issued pursuant to this Plan that is not registered under the Securities Act of 1933 or the Alabama Securities Act shall be deemed restricted within the meaning of SEC Rule 144 and certificates respecting such shares shall be marked with an appropriate legend indicating applicable restrictions on resale.


                                           NEXITY FINANCIAL CORPORATION


                                           By:
                                              -------
                                                     Chairman of the Board

ATTEST:


-------------------------
Secretary


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